Exhibit 10.1

Share Exchange Agreement

JEPLAN Holdings, Inc. (hereinafter referred to as the "Wholly Owning Parent Company") and JEPLAN, Inc. (hereinafter referred to as the "Wholly Owned Subsidiary") hereby enter into a share exchange agreement (hereinafter referred to as this "Agreement") as follows with respect to the share exchange.

Article 1 (Method of Share Exchange)

The Wholly Owning Parent Company and the Wholly Owned Subsidiary, based on this Agreement, shall conduct a share exchange (hereinafter referred to as the "Share Exchange") in which the Wholly Owning Parent Company becomes the wholly owning parent company in the share exchange and the Wholly Owned Subsidiary becomes the wholly owned subsidiary in the share exchange, and all issued shares of the Wholly Owned Subsidiary are acquired by the Wholly Owning Parent Company.

Article 2 (Trade Name and Address)

The trade names and addresses of the Wholly Owning Parent Company and the Wholly Owned Subsidiary are as follows:

(1)	Wholly Owning Parent Company
Trade Name: JEPLAN Holdings, Inc.
Address: 12-2 Ogimachi, Kawasaki-ku, Kawasaki City, Kanagawa

(2)	Wholly Owned Subsidiary
Trade Name: JEPLAN, Inc.
Address: 12-2 Ogimachi, Kawasaki-ku, Kawasaki City, Kanagawa

Article 3 (Monetary Amount, etc. to Be Delivered in the Share Exchange)

The Wholly Owning Parent Company shall, in the Share Exchange, deliver to the shareholders (excluding the Wholly Owning Parent Company, hereinafter referred to as the "Target Allotment Shareholders") listed or recorded in the shareholder register of the Wholly Owned Subsidiary immediately before the Effective Time (as defined below), a number of shares of the Wholly Owning Parent Company equal to the total number of shares of the Wholly Owned Subsidiary held by Target Allotment Shareholders multiplied by [●] (however, this shall be subject to the treatment of fractions as provided in Article 5 of this Agreement).

Article 4 (Allotment of Monetary Amount, etc.)

The Wholly Owning Parent Company shall, in the Share Exchange, allot and deliver to each Target Allotment Shareholder, in lieu of the shares they hold, shares of the Wholly Owning Parent Company at a ratio of [●] ordinary shares of the Wholly Owning Parent Company per one share of the Wholly Owned Subsidiary held by them.

Article 5 (Treatment of Fractions)

If there is a fraction less than one share in the number of shares of the Wholly Owning Parent Company to be delivered to each Target Allotment Shareholder in accordance with the preceding two articles, such fraction shall be rounded down.

Article 6 (Amount of Capital and Reserve Funds of the Wholly Owning Parent Company)

The amount of increase in the capital and reserve funds of the Wholly Owning Parent Company due to the Share Exchange shall be determined appropriately by the Wholly Owning Parent Company in accordance with the provisions of Article 39 of the Regulation on Corporate Accounting.

Article 7 (Consideration to Be Delivered to the Target Allotment Warrant Holders in the Share Exchange)

The Wholly Owning Parent Company, at the time of the Share Exchange, will grant to the warrant holders (hereinafter referred to as "Target Allotment Warrant Holders") listed or recorded in the warrant register pertaining to the contents of Exhibit 1 of the Wholly Owned Subsidiary immediately before the Effective Time, the same number of the Wholly Owning Parent Company’s warrants (hereinafter referred to as "Series 3 Warrants of the Wholly Owning Parent Company") as the number of warrants (meaning those with the contents set forth in Exhibit 1) held by the Target Allotment Warrant Holders who remain as of the time of effectiveness of the Share Exchange, with the contents set forth in Exhibit 2 to this Agreement.

Article 8 (Allotment of Series 3 Warrants of the Wholly Owning Parent Company)

The Wholly Owning Parent Company, at the time of the Share Exchange, will allot and deliver to each Target Allotment Warrant Holder, in lieu of the warrants they hold, the same number of Series 3 Warrants of the Wholly Owning Parent Company as the number of warrants held by the remaining Target Allotment Warrant Holders at the Effective Time.

Article 9 (Effective Time)

The Share Exchange shall become effective immediately before the Merger Effective Time as defined in the BUSINESS COMBINATION AGREEMENT dated June 16, 2023, among AP Acquisition Corp, the Wholly Owning Parent Company, JEPLAN MS, Inc., and the Wholly Owned Subsidiary, on [ ] [ ], 2024 (hereinafter referred to as the "Effective Time"). However, the Wholly Owning Parent Company and the Wholly Owned Subsidiary may change the Effective Time by mutual agreement as necessary depending on the progress of the procedures for the Share Exchange.

2

Article 10 (Duty of Care in Management)

The Wholly Owning Parent Company and the Wholly Owned Subsidiary shall, from the time of conclusion of this Agreement until the Effective Time, perform their respective business operations and manage their properties with the care of a prudent manager, and when they take any action that may have a significant impact on their properties, rights, and obligations, they shall do so after mutual consultation and agreement between the Wholly Owning Parent Company and the Wholly Owned Subsidiary.

Article 11 (Change of Conditions of Share Exchange and Termination of This Agreement)

If, during the period from the date of conclusion of this Agreement to the Effective Time, a significant change occurs in the assets or business conditions of the Wholly Owning Parent Company or the Wholly Owned Subsidiary due to natural disasters or other reasons, the Wholly Owning Parent Company and the Wholly Owned Subsidiary may change the conditions of the Share Exchange or other contents of this Agreement, or terminate this Agreement, after mutual consultation.

Article 12 (Effectiveness of This Agreement)

This Agreement shall lose its effect if approval is not obtained from the relevant decision-making bodies of the Wholly Owning Parent Company and the Wholly Owned Subsidiary, or if approval is not obtained from the relevant authorities as provided by laws and regulations.

Article 13 (Matters for Consultation)

In addition to what is provided in this Agreement, matters necessary for the Share Exchange shall be determined after consultation between the Wholly Owning Parent Company and the Wholly Owned Subsidiary in line with the purpose of this Agreement.

[Space Left Blank]

3

To confirm the conclusion of this Agreement, two copies of this Agreement are prepared, and the Wholly Owning Parent Company and the Wholly Owned Subsidiary each sign or seal and hold one copy.

[] [], 2024

(Wholly Owning Parent Company)
12-2 Ogimachi, Kawasaki-ku, Kawasaki City, Kanagawa
JEPLAN Holdings, Inc.
Representative Director, Masaki Takao

[Signature Page to Share Exchange Agreement]

(Wholly Owned Subsidiary)
12-2 Ogimachi, Kawasaki-ku, Kawasaki City, Kanagawa
JEPLAN, Inc.
Representative Director, Masaki Takao

[Signature Page to Share Exchange Agreement]

(Exhibit 1)

Terms and Conditions for Series 2 Warrants (Stock Acquisition Rights)

1.	Name of Warrants

Series 2 Warrants (Stock Acquisition Rights) (the “Warrants”)

2.	Number of Warrants to Be Issued

1,210

The number of shares per Warrant is set at one share. (However, if the number of shares defined in “5. Contents of the Warrants to Be Issued (1)” below is adjusted, a similar adjustment will be made.)

3.	Allotment Date

August 15, 2022

4.	Money to Be Paid in Exchange for the Warrants

No money is required to be paid in exchange for the Warrants.

5.	Contents of the Warrants to Be Issued

(1)	Type and Number of Shares to Be Allotted by the Warrants

The number of shares to be allotted by the Warrants is set at 1,210 common shares of the Company.

If the Company conducts a share split (including allotment of shares without contribution) or a share consolidation, the number of shares to be allocated will be adjusted according to the following formula. However, such adjustment will only apply to the number of shares to be allocated by the Warrants that have not been exercised at that point in time, and any fractions less than one share resulting from the adjustment will be discarded.

Number of Underlying Shares After Adjustment = Number of Underlying Shares Before Adjustment x Ratio of the Share Split/Consolidation

In addition, if the Company conducts a merger, consolidation, absorption-type split, incorporation-type split, share exchange or share transfer, or if other inevitable circumstances arise, the number of shares to be allocated by the Warrants will be adjusted within a reasonable range.

(2)	Value of Property to Be Contributed Upon Exercise of the Warrants

The value of property to be contributed upon exercise of the Warrants shall be an amount obtained by multiplying the payment amount per share (the “Exercise Price”) determined as follows by the number of shares per Warrant set forth in “2. Number of Warrants to Be Issued” above.

Exhibit 1

The Exercise Price shall be set at 350,000 yen.

If the Company conducts a share split (including allotment of shares without contribution) or a share consolidation, the Exercise Price will be adjusted according to the following formula, and any fractions less than one yen will be rounded up.

Post-Adjustment Exercise Price = Pre-Adjustment Exercise Price x [1/(Ratio of Split・Consolidation Ratio)]

Also, if the Company issues or disposes of its own shares at a price lower than the market price (excluding issuance/disposal based on exercise of Warrants), the Exercise Price will be adjusted according to the following formula, and any fractions less than one yen resulting from such adjustment will be rounded up.

In the above formula, “Number of Issued Shares” refers to the number obtained by subtracting the number of treasury shares held by the Company from the total number of issued shares of the Company. In case of disposal of treasury shares, “Newly Issued Shares” should be read as “Disposed Treasury Shares”, and “Payment Amount Per Share” should be read as “Disposal Price Per Share”.

Furthermore, in addition to the above, if the Company conducts a merger, consolidation, absorption-type split, incorporation-type split, share exchange or share transfer, or if other inevitable circumstances arise, the Exercise Price will be adjusted within a reasonable range.

(3)	Period During Which Warrants Can Be Exercised

From August 11, 2024 to August 10, 2032.

However, if the first day of the exercise period falls on a holiday for the Company, then the next business day will be considered as the start date for the exercise period. If the last day falls on a holiday for the Company then its preceding business day will be considered as last day for the exercise period.

Exhibit 1

(4)	Matters Concerning Increase in Capital and Capital Reserve

The amount of capital increase when issuing shares upon exercise of Warrants shall be half of the maximum increase in capital etc. calculated in accordance with Article 17(1) of Regulation on Corporate Accounting. Any fraction less than one yen resulting from such calculation shall be rounded up. The amount of capital reserve increase when issuing shares upon exercise of Warrants shall be an amount obtained by subtracting above mentioned increased capital amount from above mentioned maximum increase in capital etc.

(5)	Restrictions on Acquisition of Warrants by Transfer

Acquisition of the Warrants by transfer requires approval by resolution at the Company’s Board of Directors meeting.

(6)	Conditions for Exercise of Warrants

①	If exercising the Warrants results in exceeding authorized total number of issued shares at that point in time then it cannot be exercised.

②	The exercise must take place in units of one Warrant and partial exercise is not allowed.

③	If the holder of the Warrants passes away then his/her heirs cannot exercise the Warrants.

(7)	Reasons for Acquisition of Warrants

①	If before exercising the Warrants the Company becomes extinct due to merger agreement approval or the Company becomes a wholly owned subsidiary due to share exchange agreement approval or share transfer plan approval at the general meeting of shareholders (if no resolution is required at the general meeting of shareholders, then when the Company’s Board of Directors makes a resolution), the Company can acquire the Warrants for free on a date separately determined by the Board of Directors.

②	If before exercising the Warrants the conditions for exercising are no longer met, and if the holder of the Warrants abandons the Warrants, the Company can acquire all or part of the Warrants for free on a date separately determined by the Board of Directors. In case of partial acquisition, the Board of Directors will decide which rights to acquire.

(8)	Treatment of Warrants in Case of Organizational Restructuring

If the Company conducts a merger (gappei) (limited to cases where the Company becomes extinct due to the merger), absorption-type company split (kyushu bunkatsu), incorporation-type company split (shinsetsu bunkatsu), share exchange or share transfer (collectively referred to as “Corporate Reorganization”), the Company will grant each holder of the remaining Warrants (hereinafter referred to as “Remaining Warrants”) at the effective date of Corporate Reorganization Warrants of each stock corporation listed in Article 236(1)(viii) from (a) to (d) of the Companies Act (hereinafter referred to as “Reorganization Counterparty”) under the following conditions. In this case, the Remaining Warrants will be extinguished, and the Reorganization Counterparty will newly issue Warrants. However, this is limited to cases where it is stipulated in the absorption merger agreement, new merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan that Warrants of the Reorganization Counterparty will be granted according to the following conditions.

Exhibit 1

①	Number of Warrants of the Reorganization Counterparty to Be Granted

The same number as the number of Remaining Warrants held by each holder at the time when Corporate Reorganization takes effect shall be granted.

②	Type of Shares of the Reorganization Counterparty to Be Allotted by Warrants

Common shares of the Reorganization Counterparty.

③	Number of Shares of the Reorganization Counterparty to Be Allotted by Warrants

The number shall be determined in accordance with (1) above, taking into account the conditions etc. of Corporate Reorganization.

④	Value of Property to Be Contributed Upon Exercise of Warrants

The value of property to be contributed upon exercise of each Warrant shall be an amount obtained by multiplying the post-restructuring payment amount obtained by adjusting the Exercise Price set forth in (2) above in consideration of the conditions etc. of Corporate Reorganization by the number of shares to be allotted by such Warrants determined in accordance with ③ above.

⑤	Period During Which Warrants Can Be Exercised

From either later date between start date of the exercise period set forth in (3) above and effective date of Corporate Reorganization till the last date of the exercise period set forth in (3) above.

⑥	Conditions for Exercise

Determined in accordance with (6) above.

⑦	Matters Concerning Increase in Capital and Capital Reserve

Determined in accordance with (4) above.

⑧	Restrictions on Acquisition by Transfer

Acquisition by transfer requires approval from the Reorganization Counterparty.

⑨	Reasons for Acquisition

Determined in accordance with (7) above.

(9)	Rounding Down Fractional Shares Resulting from Exercise of Warrants

If there are any fractions less than one share in the number of shares to be delivered to holders of Warrants, such fractions shall be discarded.

Exhibit 1

(Exhibit 2)

JEPLAN Holdings, Inc.

Terms and Conditions for Series 3 Warrants (Stock Acquisition Rights)

1.	Name of Warrants

JEPLAN Holdings, Inc. Series 3 Warrants (Stock Acquisition Rights) (the “Warrants”)

2.	Number of Warrants to Be Issued

[1,210]

The number of shares per Warrant is set at [] shares. (However, if the number of shares defined in “5. Contents of Warrants to Be Issued (1)” below is adjusted, a similar adjustment will be made.)

3.	Allotment Date

[] [], 2024

4.	Money to Be Paid in Exchange for the Warrants

No money is required to be paid in exchange for the Warrants.

5.	Contents of the Warrants to Be Issued

(1)	Type and Number of Shares to Be Allotted by the Warrants

The number of shares to be allotted by the Warrants is set at [] common shares of the Company.

If the Company conducts a share split (including allotment of shares without contribution) or a share consolidation, the number of shares to be allocated will be adjusted according to the following formula. However, such adjustment will only apply to the number of shares to be allocated by the Warrants that have not been exercised at that point in time, and any fractions less than one share resulting from the adjustment will be discarded.

Number of Underlying Shares After Adjustment = Number of Underlying Shares Before Adjustment x Ratio of the Share Split/Consolidation

In addition, if the Company conducts a merger, consolidation, absorption-type split, incorporation-type split, share exchange or share transfer, or if other inevitable circumstances arise, the number of shares to be allocated by the Warrants will be adjusted within a reasonable range.

(2)	Value of Property to Be Contributed Upon Exercise of the Warrants

The value of property to be contributed upon exercise of the Warrants shall be an amount obtained by multiplying the payment amount per share (the “Exercise Price”) determined as follows by the number of shares per Warrant set forth in “5 (1). Type and Number of Shares to Be Allotted by the Warrants” above.

Exhibit 2

The Exercise Price shall be set at [] yen.

If the Company conducts a share split (including allotment of shares without contribution) or a share consolidation, the Exercise Price will be adjusted according to the following formula, and any fractions less than one yen will be rounded up.

Post-Adjustment Exercise Price = Pre-Adjustment Exercise Price x [1/(Ratio of the Split・Consolidation)]

Also, if the Company issues or disposes of its own shares at a price lower than the market price (excluding issuance/disposal based on exercise of Warrants), the Exercise Price will be adjusted according to the following formula, and any fractions less than one yen resulting from such adjustment will be rounded up.

In the above formula, “Number of Issued Shares” refers to the number obtained by subtracting the number of treasury shares held by the Company from the total number of issued shares of the Company. In case of disposal of treasury shares, “Newly Issued Shares” should be read as “Disposed Treasury Shares”, and “Payment Amount Per Share” should be read as “Disposal Price Per Share”.

Furthermore, in addition to the above, if the Company conducts a merger, consolidation, absorption-type split, incorporation-type split, share exchange or share transfer, or if other inevitable circumstances arise, the Exercise Price will be adjusted within a reasonable range.

(3)	Period During Which Warrants Can Be Exercised

From August 11, 2024 to August 10, 2032.

However, if the first day of the exercise period falls on a holiday for the Company, then the next business day will be considered as the start date for the exercise period. If the last day falls on a holiday for the Company then its preceding business day will be considered as last day for the exercise period.

Exhibit 2

(4)	Matters Concerning Increase in Capital and Capital Reserve

The amount of capital increase when issuing shares upon exercise of Warrants shall be half of the maximum increase in capital etc. calculated in accordance with Article 17(1) of Regulation on Corporate Accounting. Any fraction less than one yen resulting from such calculation shall be rounded up. The amount of capital reserve increase when issuing shares upon exercise of Warrants shall be an amount obtained by subtracting above mentioned increased capital amount from above mentioned maximum increase in capital etc.

(5)	Restrictions on Acquisition of Warrants by Transfer

Acquisition of the Warrants by transfer requires approval by resolution at the Company’s Board of Directors meeting.

(6)	Conditions for Exercise of Warrants

①	If exercising the Warrants results in exceeding authorized total number of issued shares at that point in time then it cannot be exercised.

②	The exercise must take place in units of one Warrant and partial exercise is not allowed.

③	If the holder of the Warrants passes away then his/her heirs cannot exercise the Warrants.

(7)	Reasons for Acquisition of Warrants

①	If before exercising the Warrants the Company becomes extinct due to merger agreement approval or the Company becomes a wholly owned subsidiary due to share exchange agreement approval or share transfer plan approval at the general meeting of shareholders (if no resolution is required at the general meeting of shareholders, then when the Company’s Board of Directors makes a resolution), the Company can acquire the Warrants for free on a date separately determined by the Board of Directors.

②	If before exercising the Warrants the conditions for exercising are no longer met, and if the holder of the Warrants abandons the Warrants, the Company can acquire all or part of the Warrants for free on a date separately determined by the Board of Directors. In case of partial acquisition, the Board of Directors will decide which rights to acquire.

(8)	Treatment of Warrants in Case of Organizational Restructuring

If the Company conducts a merger (gappei) (limited to cases where the Company becomes extinct due to the merger), absorption-type company split (kyushu bunkatsu), incorporation-type company split (shinsetsu bunkatsu), share exchange or share transfer (collectively referred to as “Corporate Reorganization”), the Company will grant each holder of the remaining Warrants (hereinafter referred to as “Remaining Warrants”) at the effective date of Corporate Reorganization Warrants of each stock corporation listed in Article 236(1)(viii) from (a) to (d) of the Companies Act (hereinafter referred to as “Reorganization Counterparty”) under the following conditions. In this case, the Remaining Warrants will be extinguished, and the Reorganization Counterparty will newly issue Warrants. However, this is limited to cases where it is stipulated in the absorption merger agreement, new merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan that Warrants of the Reorganization Counterparty will be granted according to the following conditions.

Exhibit 2

①	Number of Warrants of the Reorganization Counterparty to Be Granted

The same number as the number of Remaining Warrants held by each holder at the time when Corporate Reorganization takes effect shall be granted.

②	Type of Shares of the Reorganization Counterparty to Be Allotted by Warrants

Common shares of the Reorganization Counterparty.

③	Number of Shares of the Reorganization Counterparty to Be Allotted by Warrants

The number shall be determined in accordance with (1) above, taking into account the conditions etc. of Corporate Reorganization.

④	Value of Property to Be Contributed Upon Exercise of Warrants

The value of property to be contributed upon exercise of each Warrant shall be an amount obtained by multiplying the post-restructuring payment amount obtained by adjusting the Exercise Price set forth in (2) above in consideration of the conditions etc. of Corporate Reorganization by the number of shares to be allotted by such Warrants determined in accordance with ③ above.

⑤	Period During Which Warrants Can Be Exercised

From either later date between start date of the exercise period set forth in (3) above and effective date of Corporate Reorganization till the last date of the exercise period set forth in (3) above.

⑥	Conditions for Exercise

Determined in accordance with (6) above.

⑦	Matters Concerning Increase in Capital and Capital Reserve

Determined in accordance with (4) above.

⑧	Restrictions on Acquisition by Transfer

Acquisition by transfer requires approval from the Reorganization Counterparty.

⑨	Reasons for Acquisition

Determined in accordance with (7) above.

(9)	Rounding Down Fractional Shares Resulting from Exercise of Warrants

If there are any fractions less than one share in the number of shares to be delivered to holders of Warrants, such fractions shall be discarded.

Exhibit 2